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                                                               Exhibit 10.6(ii)


                               AMENDMENT NO.1 TO
                          SENIOR MANAGEMENT AGREEMENT


     THIS AMENDMENT NO.1 to Senior Management Agreement (this "Agreement") is dated as of December 31, 1996 between National Equipment Services, Inc., a Delaware corporation (the "Company") and Paul Ingersoll ("Ingersoll"). This Agreement amends the Senior Management Agreement, dated as of June 4, 1996 (the "Original Agreement"), between the Company and Ingersoll. Capitalized terms used but not defined herein shall have the meanings assigned them in the Original Agreement.

     WHEREAS, the parties hereto now desire to amend the Original Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Original Agreement as follows:


Section 1. Amendments to Original Agreement. As of the date hereof, the Original Agreement shall be amended as follows:

     1.1. Section 1(b) of the Original Agreement shall be and hereby is amended by (i) deleting the words "or any Seller (as defined in the Purchase Agreement)" in the first and second lines thereof, (ii) deleting the words "subparagraphs 1B(b) or 1B(c)" and replacing them with the words "subparagraph 1B(b)" in the third line thereof and (iii) deleting the words "or such Seller" in the twelfth line thereof and in the thirteenth line thereof.

Section 2. Miscellaneous.

     2.1. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     2.2. Governing Law. This Agreement will be governed by and construed in accordance with the domestic laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.


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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No.1 to Senior Management Agreement on the day and year first above written.


     NATIONAL EQUIPMENT SERVICES, INC.


                            By:   /s/ Kevin Rodgers
                                  -----------------
                            Its:  President
                                  -----------------




     /s/ Paul R. Ingersoll
     ---------------------
     PAUL INGERSOLL




Agreed and Accepted:

GOLDER, THOMA, CRESSEY, RAUNER FUND IV, L.P.

By:   GTCR IV, L.P.
Its:  General Partner

By:   Golder, Thoma, Cressey, Rauner, Inc.
Its:  General Partner

By:   /s/ Carl D. Thoma
      -----------------
Its:  Principal